SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2004

HUMBOLDT BANCORP

(Exact name of registrant as specified in its charter)

California	0-27784	93-1175446

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2998 Douglas Blvd., Suite 330 Roseville, CA 95661
916.783.2812
(Address and telephone number of principal executive offices)

Item 5. Other Events

The purpose of this current report on Form 8-K is to disclose the terms of a Trading Plan under SEC Rule 10-b5-1.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

99.1 Rule 10b5-1 Trading Plan for Steven R. Mills

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2004	HUMBOLDT BANCORP, a California Corporation

/s/Patrick J. Rusnak
Patrick J. Rusnak
Chief Financial Officer

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